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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                               September 28, 2004

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            1-9466                                     13-3216325
   (Commission File Number)                (IRS Employer Identification No.)

                               745 SEVENTH AVENUE
                               NEW YORK, NY 10019
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (212) 526-7000

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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration
Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.

4.01      Global Security representing the Registrant's Index-Plus Notes Due
          September 28, 2009, Performance Linked to S&P 500(R) Index (SPX)
          (filed herewith)

4.02      Calculation Agency Agreement between the Registrant and Lehman
          Brothers Inc., as calculation agent, relating to the Registrant's
          Index-Plus Notes Due September 28, 2009, Performance Linked to S&P
          500(R) Index (SPX) (filed herewith)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEHMAN BROTHERS HOLDINGS INC.
                                              (Registrant)

Date: September 28, 2004              By:  /s/ Karen Corrigan
                                           ---------------------------------
                                           Karen Corrigan
                                           Vice President

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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
4.01              Global Security representing the Registrant's Index-Plus Notes
                  Due September 28, 2009, Performance Linked to S&P 500(R) Index
                  (SPX)

4.02              Calculation Agency Agreement between the Registrant and Lehman
                  Brothers Inc., as calculation agent, relating to the
                  Registrant's Index-Plus Notes Due September 28, 2009,
                  Performance Linked to S&P 500(R) Index (SPX)

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